CSFB                       CREDIT SUISSE FIRST BOSTON
--------------------------------------------------------------------------------
                            CSFB ABS TRUST 2001-MH29



                           DERIVED INFORMATION 11/5/01
                               SUBJECT TO REVISION

                           $[97,800,000] (APPROXIMATE)
                            CSFB ABS TRUST 2001-MH29
              CSFB MANUFACTURED HOUSING PASS-THROUGH CERTIFICATES,
                                SERIES 2001-MH29


              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                    DEPOSITOR


                                 JP MORGAN CHASE
                                     TRUSTEE















The information contained herein (the "Information") is provided by Credit Suisse First Boston. Neither the issuer of the certificates described herein nor any of its affiliates makes any representation as to the accuracy or completeness of the Information. The Information is preliminary and will be superseded by a prospectus and by any other information subsequently filed with the Securities and Exchange Commission.

The Information addresses only certain aspects of the certificates' characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Although a registration statement relating to the certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus relating to the certificates has not been filed with the Securities and Exchange Commission. Prospective purchasers are referred to the final prospectus for definitive information on any matter discussed herein. Any investment decision should be based only on the data in the prospectus and the then-current version of the Information. The final prospectus will contain data that is current as of its publication date and after publication may no longer be complete or current. The final prospectus may be obtained by contacting the Credit Suisse First Boston trading desk at (212) 538-8373.

CSFB                       CREDIT SUISSE FIRST BOSTON
--------------------------------------------------------------------------------
                            CSFB ABS TRUST 2001-MH29


                           $[97,800,000] (APPROXIMATE)
                            CSFB ABS TRUST 2001-MH29
        MANUFACTURED HOUSING PASS-THROUGH CERTIFICATES, SERIES 2001-MH29


PRICING INFORMATION

Offered Certificates (1):

             APPROXIMATE     CERTIFICATE   COUPON(2)     WAL      BENCHMARK      EXPECTED       PROPOSED RATINGS    PUBLIC/PRIVATE
  CLASS      CERTIFICATE        TYPE                   (YEARS)                    WINDOW      (S&P/MOODY'S/FITCH)
               BALANCE
------------------------------------------------------------------------------------------------------------------------------------
   A-1       $[24,600,000]     Senior       LIBOR +     [1.0]    1 mo. LIBOR    12/01-11/03       AAA/Aaa/AAA           Public
                                             [ ]%
   A-2       $[19,000,000]     Senior     Fixed Rate    [3.0]       Swaps       11/03-11/05       AAA/Aaa/AAA           Public
   A-3       $[15,600,000]     Senior     Fixed Rate    [5.0]       Swaps       11/05-02/08       AAA/Aaa/AAA           Public
   A-4       $[24,000,000]     Senior     Fixed Rate    [11.3]      Swaps       02/08-05/18       AAA/Aaa/AAA           Public
   M-1        $[8,100,000]    Mezzanine   Fixed Rate    [11.4]     Treasury     09/07-05/18        AA/Aa2/AA            Public
   M-2        $[6,500,000]    Mezzanine   Fixed Rate    [11.4]     Treasury     09/07-05/18          A/A2/A             Public
  TOTAL      $[97,800,000]


Non-Offered Certificates (3):

               APPROXIMATE                                       WAL      PROPOSED RATINGS     Public/Private
   CLASS       CERTIFICATE      CERTIFICATE       COUPON       (YEARS)      (S&P/MOODY'S)
                 BALANCE            TYPE
-----------------------------------------------------------------------------------------------------------------------------
    R-I            $50.00(4)       Senior           TBD          TBD             TBD               Public
   R-II            $50.00(4)       Senior           TBD          TBD             TBD               Public
    B-1         $[5,400,000]    Subordinate     Fixed Rate       TBD             TBD               Public
    B-2         $[3,750,000]    Subordinate     Fixed Rate       TBD             TBD               Private
    SB          $[1,050,000]   Subordinate/OC       N/A          N/A             N/A               Private


(1)  The collateral pricing scenario assumes 175% MHP priced to call.
(2)  The Offered Certificates are subject to a cap equal to the Net Funds Cap.
(3) This Information should not be used in connection with the purchase of the Class R -I, Class R-II, Class B-1, Class B-2 or Class SB Certificates.
(4)  Non-economic residual with the tax liabilities of the REMICs.

CSFB                       CREDIT SUISSE FIRST BOSTON
--------------------------------------------------------------------------------
                            CSFB ABS TRUST 2001-MH29


SUMMARY TERMS

Underwriter:                 Credit Suisse First Boston Corp (Lead manager).

Depositor:                   Credit  Suisse  First  Boston  Mortgage  Securities
                             Corp.

Originators                  The manufactured housing installment  contracts and
                             installment loan agreements (the "MH Contracts") were originated by The CIT Group/Sales Financing,
                             Inc. and The CIT Group/Consumer Finance, Inc.

Servicer:                    The CIT Group/Sales Financing, Inc.

Trustee:                     JP Morgan Chase.

Cut-off Date:                On or about October 24, 2001.

Closing Date:                [November 14, 2001].

Investor Settlement:         On or about [November 15, 2001].

Distribution Dates:          25th  day of each  month  (or the  next  succeeding
                             business day), beginning in December 2001.

Accrual Periods:             For any  Distribution  Date and with respect to the
                             Class A-2  Certificates,  Class  A-3  Certificates,
                             Class A-4  Certificates,  Class  M-1  Certificates,
                             Class M-2 Certificates,  Class B-1 Certificates and
                             Class B-2 Certificates the calendar month preceding
                             such  Distribution  Date, on a 30/360  basis.  With
                             respect to the Class A-1  Certificates  (i) for any
                             Distribution Date, other than the Distribution Date
                             in  December  2001,  the period  commencing  on the
                             Distribution   Date   in  the   month   immediately
                             preceding the month in which such Distribution Date occurs through the day before such Distribution
                             Date and (ii) for the Distribution Date in December
                             2001, the period commencing on the Closing Date and ending on the day before such Distribution Date, on an actual/360 basis.

Delay Days:                  0 days with  respect to the Class A-1  Certificates
                             and 24 days with respect to the other Certificates.

Pricing Prepayment Speed:    [175% MHP].


Certificate Ratings:         The Class A, Class M-1, and Class M-2  Certificates
                             are expected to be rated by S&P/Moody's/Fitch.

                             Class A:      AAA/Aaa/AAA
                             Class M-1:    AA/Aa2/AA
                             Class M-2:    A/A2/A

ERISA Eligibility:           It is expected that the Class A-1, Class A-2, Class
                             A-3 and Class A-4 Certificates may be purchased by employee benefit plans that are subject to ERISA.
                             Subject to the restrictions set forth in the Prospectus and Prospectus Supplement, the Class M-1 and Class M-2 Certificates may be purchased by employee benefit plans that are subject to ERISA.

SMMEA Treatment:             The Class A-1, Class A-2, Class A-3, Class A-4, and
                             Class M-1  Certificates  WILL constitute  "mortgage
                             related  securities"  for  purposes  of SMMEA.  The
                             Class  M-2 and  Class  B-1  Certificates  WILL  NOT
                             constitute   "mortgage   related   securities"  for
                             purposes of SMMEA.

Taxation:                    One or more REMICs.

Optional Termination:        Optional  Termination  may be  exercised  by  Vesta
                             Servicing, L.P., in its sole discretion, when the aggregate outstanding principal balance of the MH
                             Contracts is equal to or less than 10% of the aggregate principal balance of the MH Contracts as of the Cut-off Date.

Pass-through Rate:           For the Offered Certificates,  other than the Class
                             A-1 Certificates, the lesser of (i) the fixed rate set forth herein and (ii) the Net Funds Cap. For the Class A-1 Certificates, the lesser of (i) LIBOR plus [ ]% and (ii) the Net Funds Cap.

CSFB                       CREDIT SUISSE FIRST BOSTON
--------------------------------------------------------------------------------
                            CSFB ABS TRUST 2001-MH29


Net Funds Cap:               As to any Distribution Date, a per annum rate equal
                             to the weighted average of the Net Contract Rates as of the second day of the month preceding such Distribution Date.

Net Contract  Rate:          As to each manufactured  housing contract,  the per
                             annum rate equal to the MH Contract rate of such MH
                             Contract  less  the per  annum  rate at  which  the
                             servicing   fee,   trustee   fee   and   the   loss
                             mitigation's advisor's fee accrue. The servicing fee accrues at 0.75% per annum (the servicing fee may increase to 1.00% per annum, if necessary, in the event that the servicer is replaced), and the trustee fee accrues at [0.0025]% per annum.

Interest Advancing:          The  servicer   will  be  obligated  to  make  cash
                             advances  with  respect to  delinquent  payments of
                             interest on the MH Contracts  to the extent  deemed
                             recoverable   (as   described  in  the   Prospectus
                             Supplement).

Accrued Certificate          For each  Class  of  Offered  Certificates,  on any
Interest:                    Distribution   Date,  shall  equal  the  amount  of
                             interest   accrued  during  the  related   Interest
                             Accrual  Period on the  related  Class  Certificate
                             Balance.

Credit Enhancement:          1.   Excess cashflow
                             2.   Overcollateralization.
                             3.   Subordination (see table below).

                              EXPECTED INITIAL  EXPECTED INITIAL  EXPECTED FINAL
                                   CREDIT         TARGET CREDIT   TARGET CREDIT
                  CLASS         ENHANCEMENT*      ENHANCEMENT*    ENHANCEMENT**
                  --------------------------------------------------------------
                  A                23.00%            26.00%           52.00%
                  M-1              15.50%            18.50%           37.00%
                  M-2              9.50%             12.50%           25.00%
                  B-1              4.50%              7.50%           15.00%
                  B-2              1.00%              4.00%           8.00%
                  INITIAL OC       1.00%              4.00%           8.00%
                  --------------------------------------------------------------
                    * Prior to Crossover date, based on initial balance of the MH Contracts.
                    ** After Crossover date, based on outstanding balance of the MH Contracts.

Overcollateralization:       The overcollateralization  amount is expected to be
                             approximately [1.00]% of the initial balance of the MH Contracts, building to [4.00]% of the initial balance of the MH Contracts.

Trigger Events:              Cumulative Realized Loss Test:

                                  Months 49-60:  6.0%
                                  Months 61-72:  7.0%
                                  Months 73-84:  9.0%
                                  Months 85+:    11.0%

                             Average Sixty Day Delinquency Test:   5.0%

                             Current Realized Loss Ratio Test:     2.5%

CSFB                       CREDIT SUISSE FIRST BOSTON
--------------------------------------------------------------------------------
                            CSFB ABS TRUST 2001-MH29


Registration:                The  Offered  Certificates  will  be  available  in
                             book-entry    form   through   DTC,    Clearstream,
                             Luxembourg and Euroclear.

Source for Calculation of    Telerate Page 3750.
One-Month LIBOR:

Interest Distributions:
                             Interest will be distributed first to each of the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates and Class A-4 Certificates, then to the Class M-1 Certificates, then to the Class M-2 Certificates, then to the Class B-1 Certificates and then to the Class B-2 Certificates. The Class A-1 Certificates will bear interest at a floating Pass-Through Rate calculated on an actual/360 basis. All other Classes of Certificates will bear interest at a fixed Pass-Through Rate calculated on a 30/360 basis. The "Class M-1 Adjusted Principal Balance" as of any Distribution Date is the Class M-1 Principal Balance less any Class M-1 Liquidation Loss Amount. The "Class M-1 Principal Balance" is the Original Class M-1 Principal Balance less all amounts previously distributed on account of principal on the Class M-1 Certificates. The "Class M-2 Adjusted Principal Balance" as of any Distribution Date is the Class M-2 Principal Balance less any Class M-2 Liquidation Loss Amount. The "Class M-2 Principal Balance" is the Original Class M-2 Principal Balance less all amounts previously distributed on account of principal on the Class M-2 Certificates. The "Class B-1 Adjusted Principal Balance" as of any Distribution Date is the Class B-1 Principal Balance less any Class B-1 Liquidation Loss Amount. The "Class B-1 Principal Balance is the Original Class B-1 Principal Balance less all amounts previously distributed on account of principal on the Class B-1 Certificates. The "Class B-2 Adjusted Principal Balance" as of any Distribution Date is the Class B-2 Principal Balance less any Class B-2 Liquidation Loss Amount. The "Class B-2 Principal Balance" is the Original Class B-2 Principal Balance less all amounts previously distributed on account of principal on the Class B-2 Certificates. In the event that, on a particular Distribution Date, the Amount Available in the Certificate Account, after payment of interest on each Class of Certificates that is senior to such Class of Certificates, is not sufficient to make a full distribution of interest to the holders of such Class of Certificates, the amount of interest to be distributed in respect of such Class will be allocated among the outstanding Certificates of such Class pro rata in accordance with their respective entitlements to interest, and the amount of the shortfall will be carried forward and added to the amount such holders will be entitled to receive on the next Distribution Date. (For this purpose, all Class A Certificates are considered a single class.) Any such amount so carried forward will bear interest at the applicable Pass-Through Rate, to the extent legally permissible.

Principal  Distributions:
                             After the payment of all interest distributable to the Class A, Class M-1, Class M-2, Class B-1 and Class B-2 Certificateholders, principal will be distributable in the following manner:

                             On each Distribution Date, the Formula Principal Distribution Amount (as defined in the Prospectus Supplement) will be distributed to the Class R-I and Class R-II Certificateholders, then the Class A Percentage of the Formula Principal Distribution
                             Amount (as defined in the Prospectus Supplement) will be distributed sequentially to the Class A-1, Class A-2, Class A-3 and Class A-4 Certificateholders. The Class A Percentage for any Distribution Date will equal a fraction, expressed as a percentage, the numerator of which is the
                             Class A Principal Balance as of such Distribution Date, and the denominator of which is the sum of:
                             (i) the Class A Principal Balance, (ii) if the Class M-1 Distribution Test is satisfied on such Distribution Date, the Class M-1 Adjusted Principal Balance, otherwise zero, (iii) if the Class M-2 Distribution Test is satisfied on such Distribution Date, the Class M-2 Adjusted Principal Balance, otherwise zero, (iv) if the Class B-1 Distribution Test is satisfied on such Distribution Date, the Class B-1 Adjusted Principal Balance, otherwise zero and (v) if the Class B-2 Distribution Test is satisfied on such Distribution Date, the sum of the Class B-2 Adjusted Principal Balance and the Overcollateralization Amount, otherwise zero, all as of such Distribution Date.

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CSFB                       CREDIT SUISSE FIRST BOSTON
--------------------------------------------------------------------------------
                            CSFB ABS TRUST 2001-MH29


Principal  Distributions     The Class M-1  Percentage of the Formula  Principal
(continued):                 Distribution  Amount (as defined in the  Prospectus
                             Supplement)  will be  distributed  to the Class M-1
                             Certificateholders  on  each  Distribution  Date on
                             which (i) the Class A  Principal  Balance  has been
                             reduced to zero or (ii) the Class M-1  Distribution
                             Test is satisfied. The Class M-1 Percentage for any
                             Distribution Date will equal (a) zero, if the Class
                             A  Principal  Balance  has not yet been  reduced to
                             zero and the  Class  M-1  Distribution  Test is not
                             satisfied  or  (b)  a  fraction,   expressed  as  a
                             percentage, the numerator of which is the Class M-1
                             Principal Balance as of such Distribution Date, and
                             the  denominator  of which  is the sum of:  (i) the
                             Class A Principal  Balance,  if any, (ii) the Class
                             M-1  Principal  Balance,  (iii)  if the  Class  M-2
                             Distribution Test is satisfied on such Distribution
                             Date,  the Class M-2  Adjusted  Principal  Balance,
                             otherwise zero, (iv) if the Class B-1  Distribution
                             Test is satisfied on such  Distribution  Date,  the
                             Class B-1  Adjusted  Principal  Balance,  otherwise
                             zero and (v) if the Class B-2 Distribution  Test is
                             satisfied on such Distribution Date, the sum of the
                             Class  B-2  Adjusted   Principal  Balance  and  the
                             Overcollateralization Amount, otherwise zero, all as of such Distribution Date.

                             The Class M-1 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Distribution Date occurs in or after December 2005; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Pooling and Servicing
                             Agreement (the "Agreement")) as of such Distribution Date must not exceed 5%; (iii) Cumulative Realized Losses (as defined in the Agreement) as of such Distribution Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Distribution Date occurs, as described above; (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Distribution Date must not exceed 2.50%; and (v) the sum of the Class M-1 Principal Balance, the Class M-2 Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance, and the Overcollateralization Amount divided by the Pool Scheduled Principal Balance as of the immediately preceding Distribution Date must be equal to or greater than 52%.

                             The Class M-2 Percentage of the Formula Principal Distribution Amount (as defined in the Prospectus Supplement) will be distributed to the Class M-2 Certificateholders on each Distribution Date on which (i) the Class A Principal Balance and Class M-1 Principal Balance have been reduced to zero or
                             (ii) the Class M-2 Distribution Test is satisfied. The Class M-2 Percentage for any Distribution Date will equal (a) zero, if the Class A Principal Balance and Class M-1 Principal Balance have not yet been reduced to zero and the Class M-2
                             Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class M-2 Principal Balance as of such Distribution Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the Class M-1 Adjusted Principal Balance, otherwise zero, (iii) the Class M-2 Adjusted Principal Balance, otherwise zero,
                             (iv) if the Class B-1 Distribution Test is satisfied on such Distribution Date, the Class B-1 Adjusted Principal Balance, otherwise zero and (v) if the Class B-2 Distribution Test is satisfied on such Distribution Date, the sum of the Class B-2 Adjusted Principal Balance and the Overcollateralization Amount, otherwise zero, all as of such Distribution Date.

                             The Class M-2 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Distribution Date occurs in or after December 2005; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Distribution Date must not exceed 5%; (iii) Cumulative Realized Losses (as defined in the Agreement) as of such Distribution Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Distribution Date occurs, as described above; (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Distribution Date must not exceed 2.50%; and (v) the sum of the Class M-2 Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance, and the Overcollateralization Amount divided by the Pool Scheduled Principal Balance as of the immediately preceding Distribution Date must be equal to or greater than 37%.

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CSFB                       CREDIT SUISSE FIRST BOSTON
--------------------------------------------------------------------------------
                            CSFB ABS TRUST 2001-MH29


Principal  Distributions     The Class B-1 Percentage for any Distribution  Date
(continued):                 will  equal  (a)  zero,  if the  Class A  Principal
                             Balance,  the Class M-1  Principal  Balance and the
                             Class  M-2  Principal  Balance  have  not yet  been
                             reduced to zero and the Class B-1 Distribution Test
                             is not satisfied or (b) a fraction,  expressed as a
                             percentage, the numerator of which is the Class B-1
                             Principal Balance as of such Distribution Date, and
                             the  denominator  of which  is the sum of:  (i) the
                             Class A Principal  Balance,  if any, (ii) the Class
                             M-1 Adjusted  Principal  Balance,  otherwise  zero,
                             (iii)  the Class M-2  Adjusted  Principal  Balance,
                             otherwise   zero,   (iv)  the  Class  B-1  Adjusted
                             Principal  Balance,   and  (v)  if  the  Class  B-2
                             Distribution Test is satisfied on such Distribution
                             Date,  the sum of the Class B-2 Adjusted  Principal
                             Balance  and  the   Overcollateralization   Amount,
                             otherwise zero, all as of such Distribution Date.

                             The Class B-1 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Distribution Date occurs in or after December 2005; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Distribution Date must not exceed 5%; (iii) the Cumulative Realized Losses (as defined in the Agreement) as of such Distribution Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Distribution Date occurs, as described above; (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Distribution Date must not exceed 2.50%; (v) the sum of the Class B-1 Principal Balance, the Class
                             B-2      Principal      Balance,       and      the
                             Overcollateralization amount divided by the Pool Scheduled Principal Balance as of the immediately preceding Distribution Date must be equal to or greater than 25%

                             The Class B-2 Percentage for any Distribution Date will equal (a) zero, if the Class A Principal Balance, the Class M-1 Principal Balance, the Class M-2 Principal Balance and the Class B-1 have not
                             yet  been   reduced  to  zero  and  the  Class  B-2
                             Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the sum of the Class B-2 Principal Balance and the Overcollateralization Amount as of such Distribution Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the Class M-1 Adjusted Principal Balance, otherwise zero, (iii) the Class M-2 Adjusted Principal Balance, otherwise zero,
                             (iv) the Class B-1 Adjusted Principal Balance, otherwise zero and (v) the sum of the Class B-2 Adjusted Principal Balance and the Overcollateralization Amount, otherwise zero, all as of such Distribution Date.

                             The Class B-2 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Distribution Date occurs in or after December 2005; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Distribution Date must not exceed 5%; (iii) the Cumulative Realized Losses (as defined in the Agreement) as of such Distribution Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Distribution Date occurs, as described above; (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Distribution Date must not exceed 2.50%; (v) the Class B-2 Principal Balance plus the Overcollateralization amount divided by the Pool Scheduled Principal Balance as of the immediately preceding Distribution Date must be equal to or greater than 15%.

Overcollateralization:
                             There will be initial overcollateralization of approximately 1.00% building to 4.00% of the aggregate Cut-Off Date principal balance of the MH Contracts included in the Trust as of the Closing Date.

                             The Certificateholders will receive principal distributions on each Distribution Date to the extent there is any Monthly Excess Cashflow amount remaining after payment of all interest and principal on the Certificates, the monthly servicing fee to the Servicer, and the trustee fee for such Distribution Date, up to the amount necessary to build overcollateralization to approximately 4% of the aggregate Cut-Off Date principal balance of the MH Contracts included in the Trust as of the Closing Date.

CSFB                       CREDIT SUISSE FIRST BOSTON
--------------------------------------------------------------------------------
                            CSFB ABS TRUST 2001-MH29


Overcollateralization        Such additional  distributions  will be distributed
(continued):                 in the following order of priority:

                             1. sequentially to the class A-1, A-2, A-3, and A-4 Certificates, until their balances have been reduced to zero or the overcollateralization target has been reached
                             2. to the Class M-1 Certificates, until their balance, including any M-1 liquidation loss amount, has been reduced to zero or the overcollateralization target has been reached
                             3. to the Class M-2 Certificates, until their balance, including any M-2 liquidation loss amount, has been reduced to zero or the overcollateralization target has been reached
                             4. to the Class B-1 Certificates, until their balance, including any B-1 liquidation loss amount, has been reduced to zero or the overcollateralization target has been reached
                             5. to the Class B-2 Certificates, until their balance, including any B-2 liquidation loss amount, has been reduced to zero or the overcollateralization target has been reached

                             Any Monthly Excess Cashflow remaining after the distributions described above will be paid to the holder of the Class SB Certificates.

CSFB                       CREDIT SUISSE FIRST BOSTON
--------------------------------------------------------------------------------
                            CSFB ABS TRUST 2001-MH29


CERTIFICATE SUMMARY

TO MATURITY:

---------------------------------------------------------------------------------------------------------------------------
CLASS A-1                               75 MHP            125 MHP             175 MHP            250 MHP            300 MHP
Average Life                              1.82               1.28                   1               0.77               0.67
Principal Window                 Dec01 - Oct05      Dec01 - Ju104       Dec01 - Nov03      Dec01 - May03      Dec01 - Mar03
First Pay (yrs)                           0.11               0.11                0.11               0.11               0.11
Last Pay (yrs)                            3.94               2.69                2.03               1.52               1.36
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
CLASS A2                                75 MHP            125 MHP             175 MHP            250 MHP            300 MHP
Average Life                              5.76               3.96                   3               2.21               1.89
Principal Window                 Oct05 - Jul09      Jul04 - Feb07       Nov03 - Nov05      May03 - Oct04      Mar03 - May04
First Pay (yrs)                           3.94               2.69                2.03               1.52               1.36
Last Pay (yrs)                            7.69               5.28                4.03               2.94               2.52
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
CLASS A-3                               75 MHP            125 MHP             175 MHP            250 MHP            300 MHP
Average Life                              9.37               6.58                5.01               3.66               3.09
Principal Window                 Ju109 - May13      Feb07 - Jan10       Nov05 - Feb08      Oct04 - Jun06      May04 - Ju105
First Pay (yrs)                           7.69               5.28                4.03               2.94               2.52
Last Pay (yrs)                           11.52               8.19                6.28               4.61               3.69
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
CLASS A-4                               75 MHP            125 MHP             175 MHP            250 MHP            300 MHP
Average Life                             18.28               14.4               11.58               8.72               6.94
Principal Window                 May13 - Apr31      Jan10 - Apr31       Feb08 - Apr31      Jun06 - Apr31      Ju105 - Feb31
First Pay (yrs)                          11.52               8.19                6.28               4.61               3.69
Last Pay (yrs)                           29.44              29.44               29.44              29.44              29.28
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
CLASS M-1                               75 MHP            125 MHP             175 MHP            250 MHP            300 MHP
Average Life                             18.52              15.03               12.26               9.36               8.46
Principal Window                 Ju112 - May31      Ju109 - May31        Sep07- May31       Feb06- May31      Dec05 - Apr31
First Pay (yrs)                          10.69               7.69                5.86               4.28               4.11
Last Pay (yrs)                           29.52              29.52               29.52              29.52              29.44
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
CLASS M-2                               75 MHP            125 MHP             175 MHP            250 MHP            300 MHP
Average Life                             18.61              15.03               12.26               9.36               8.46
Principal Window                 Aug12 - May31      Ju109 - May31        Sep07- May31       Feb06- May31      Dec05 - May31
First Pay (yrs)                          10.78               7.69                5.86               4.28               4.11
Last Pay (yrs)                           29.52              29.52               29.52              29.52              29.52
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
AAA PASSTHRU                            75 MHP            125 MHP             175 MHP            250 MHP            300 MHP
Average Life                              8.88               6.67                5.26               3.93               3.21
Principal Window                 Dec01 - Apr31      Dec01 - Apr31       Dec01 - Apr31      Dec01 - Apr31      Dec01 - Feb31
First Pay (yrs)                           0.11               0.11                0.11               0.11               0.11
Last Pay (yrs)                           29.44              29.44               29.44              29.44              29.28
---------------------------------------------------------------------------------------------------------------------------

CSFB                       CREDIT SUISSE FIRST BOSTON
--------------------------------------------------------------------------------
                            CSFB ABS TRUST 2001-MH29


TO CALL:

---------------------------------------------------------------------------------------------------------------------------
A1                                      75 MHP            125 MHP             175 MHP            250 MHP            300 MHP
Average Life                              1.82               1.28                   1               0.77               0.67
Principal Window                 Dec01 - Oct05      Dec01 - Ju104       Dec01 - Nov03      Dec01 - May03      Dec01 - Mar03
First Pay (yrs)                           0.11               0.11                0.11               0.11               0.11
Last Pay (yrs)                            3.94               2.69                2.03               1.52               1.36
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
A2                                      75 MHP            125 MHP             175 MHP            250 MHP            300 MHP
Average Life                              5.76               3.96                   3               2.21               1.89
Principal Window                 Oct05 - JU109      Ju104 - Feb07       Nov03 - Nov05      May03 - Oct04      Mar03 - May04
First Pay (yrs)                           3.94               2.69                2.03               1.52               1.36
Last Pay (yrs)                            7.69               5.28                4.03               2.94               2.52
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
A3                                      75 MHP            125 MHP             175 MHP            250 MHP            300 MHP
Average Life                              9.37               6.58                5.01               3.66               3.09
Principal Window                 Ju109 - May13      Feb07 - Jan10       Nov05 - Feb08      Oct04 - Jun06      May04 - Ju105
First Pay (yrs)                           7.69               5.28                4.03               2.94               2.52
Last Pay (yrs)                           11.52               8.19                6.28               4.61               3.69
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
A4                                      75 MHP            125 MHP             175 MHP            250 MHP            300 MHP
Average Life                              18.1              14.13               11.31               8.46               6.78
Principal Window                 May13 - Dec25      Jan10 - Sep21       Feb08 - May18      Jun06 - Jun14      Ju105 - Aug12
First Pay (yrs)                          11.52               8.19                6.28               4.61               3.69
Last Pay (yrs)                           24.11              19.86               16.52              12.61              10.78
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
M 1                                     75 MHP            125 MHP             175 MHP            250 MHP            300 MHP
Average Life                             17.98              14.16               11.35               8.49               7.58
Principal Window                Jul 12 - Dec25      Jul09 - Sep21       Sep07 - May18      Feb06 - Jun14     Dec05 - Aug 12
First Pay (yrs)                          10.69               7.69                5.86               4.28               4.11
Last Pay (yrs)                           24.11              19.86               16.52              12.61              10.78
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
M2                                      75 MHP            125 MHP             175 MHP            250 MHP            300 MHP
Average Life                             18.06              14.16               11.35               8.49               7.58
Principal Window                 Aug12 - Dec25      Ju109 - Sep21       Sep07 - May18      Feb06 - Jun14     Dec05 - Aug 12
First Pay (yrs)                          10.78               7.69                5.86               4.28               4.11
Last Pay (yrs)                           24.11              19.86               16.52              12.61              10.78
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
AAA Passthru                            75 MHP            125 MHP             175 MHP            250 MHP            300 MHP
Average Life                              8.83               6.59                5.18               3.86               3.17
Principal Window                 Dec01 - Dec25      Dec01 - Sep21       Dec01 - May18      Dec01 - Jun14      Dec01 - Aug12
First Pay (yrs)                           0.11               0.11                0.11               0.11               0.11
Last Pay (yrs)                           24.11              19.86               16.52              12.61              10.78
---------------------------------------------------------------------------------------------------------------------------

CSFB                       CREDIT SUISSE FIRST BOSTON
--------------------------------------------------------------------------------
                            CSFB ABS TRUST 2001-MH29


STATISTICAL COLLATERAL SUMMARY

All information on the MH Contracts is approximate and is as of the 10/24/01 cutoff date. The final numbers will be found in the prospectus supplement. Thirty day delinquencies and sixty day delinquencies will represent less than 1.50% and 0.50% of the MH Contracts, respectively.

--------------------------------------------------------------------------------
Total Number of Number of Loans                                            2,306
Total Outstanding Loan Balance                                   $112,762,474.75
Weighted Average Contract Rate                                           10.342%
Weighted Average Net Rate                                                 9.592%
Range of Rates                                                  7.000% - 16.250%
Weighted Avg. Original Term                                                  316
Weighted Avg. Remaining Term                                                 309
Average Loan Current Balance                                          $48.899.60
Weighted Average FICO                                                        706
Weighted Average LTV                                                      85.05%
New / Used                                                     71.60%  /  28.40%
Single / Multi                                                 25.84%  /  74.16%
Park / Private                                                 37.96%  /  62.04%
% Full Doc:                                                              100.00%
% Owner-Occupied                                                         100.00%
% Land Home                                                                2.57%
% Repo Ref                                                                 0.00%
% Fixed Rate                                                             100.00%
--------------------------------------------------------------------------------

CSFB                       CREDIT SUISSE FIRST BOSTON
--------------------------------------------------------------------------------
                            CSFB ABS TRUST 2001-MH29


                                     NUMBER         AGGREGATE PRINCIPAL
                                       OF              BALANCE AS OF
                                    CONTRACTS          CUT-OFF DATE         %

YEAR OF ORIGINATION   2001             2,306          112,762,474.75     100.00
                                       ----------------------------------------
                      TOTAL:           2,306          112,762,474.75     100.00


MODEL YEAR            1977                42            2,042,587.72       1.80
                      1978                37            1,499,995.20       1.30
                      1979                33            1,499,036.42       1.30
                      1980                38            1,817,803.68       1.60
                      1981                43            2,104,453.71       1.90
                      1982                20              724,050.66       0.60
                      1983                19              790,133.98       0.70
                      1984                18              539,808.00       0.50
                      1985                16              640,856.49       0.60
                      1986                29            1,294,256.31       1.10
                      1987                17              655,624.67       0.60
                      1988                21              842,739.74       0.70
                      1989                25            1,127,681.61       1.00
                      1990                16              788,061.06       0.70
                      1991                13              819,425.82       0.70
                      1992                14              565,770.82       0.50
                      1993                21              591,590.18       0.50
                      1994                26            1,018,608.89       0.90
                      1995                39            1,250,383.75       1.10
                      1996                39            1,480,311.98       1.30
                      1997                54            2,653,178.74       2.40
                      1998                52            2,845,065.69       2.50
                      1999               134            6,089,911.07       5.40
                      2000               497           25,651,402.56      22.70
                      2001             1,039           53,253,904.26      47.20
                      2002                 4              175,831.74       0.20
                                       ----------------------------------------
                      TOTAL:           2,306          112,762,474.75     100.00


PROPERTY TYPE         Single Wide        800           25,165,197.79      22.30
                      Double Wide      1,342           81,303,088.14      72.10
                      Triple Wide         23            2,318,973.27       2.10
                      Park Model         141            3,975,215.55       3.50
                                       ----------------------------------------
                      TOTAL:           2,306          112,762,474.75     100.00

CSFB                       CREDIT SUISSE FIRST BOSTON
--------------------------------------------------------------------------------
                            CSFB ABS TRUST 2001-MH29


                                     NUMBER         AGGREGATE PRINCIPAL
                                       OF              BALANCE AS OF
                                    CONTRACTS          CUT-OFF DATE         %

PURPOSE       Purchase                 2,296          111,979,879.57      99.30
              Refinance - Cashout         10              782,595.18       0.70
                                       ----------------------------------------
              TOTAL:                   2,306          112,762,474.75     100.00


FICO          Not Available                1               47,446.04       0.00
              561 - 580                    2              117,793.16       0.10
              581 - 600                    4              239,513.94       0.20
              601 - 620                   48            2,394,176.13       2.10
              621 - 640                  168            7,809,448.83       6.90
              641 - 660                  205            9,199,046.45       8.20
              661 - 680                  318           15,605,962.75      13.80
              681 - 700                  340           17,544,585.61      15.60
              701 - 720                  308           15,645,202.67      13.90
              721 - 740                  270           13,298,214.75      11.80
              741 - 760                  271           14,942,388.56      13.30
              761 - 780                  213            9,197,694.56       8.20
              781 - 800                  101            4,492,056.90       4.00
              801 - 820                   47            1,862,868.71       1.70
              821 - 840                    9              310,459.04       0.30
              841 - 860                    1               55,616.65       0.00
                                       ----------------------------------------
              TOTAL:                   2,306          112,762,474.75     100.00

CSFB                       CREDIT SUISSE FIRST BOSTON
--------------------------------------------------------------------------------
                            CSFB ABS TRUST 2001-MH29


                                     NUMBER         AGGREGATE PRINCIPAL
                                       OF              BALANCE AS OF
                                    CONTRACTS          CUT-OFF DATE         %

STATE             California             533           40,566,913.47      36.00
                  Texas                  448           20,309,068.70      18.00
                  Arizona                117            3,729,195.53       3.30
                  Oklahoma                82            3,590,617.16       3.20
                  Georgia                 75            3,570,795.99       3.20
                  North Carolina          80            3,481,674.26       3.10
                  Louisiana               80            3,209,872.21       2.80
                  Florida                 75            3,020,840.51       2.70
                  Mississippi             72            2,906,090.50       2.60
                  Kansas                  63            2,852,675.15       2.50
                  Colorado                70            2,748,477.29       2.40
                  South Carolina          59            2,488,866.93       2.20
                  Missouri                68            2,366,654.20       2.10
                  New York                56            2,057,475.91       1.80
                  Arkansas                46            1,785,220.63       1.60
                  Alabama                 37            1,576,332.36       1.40
                  Michigan                40            1,545,408.31       1.40
                  Washington              35            1,165,291.83       1.00
                  Oregon                  26              997,146.07       0.90
                  Nevada                  19              814,993.30       0.70
                  Tennessee               19              797,540.19       0.70
                  Kentucky                18              704,889.87       0.60
                  New Mexico              15              695,591.62       0.60
                  Pennsylvania            24              656,770.60       0.60
                  Minnesota               17              642,874.81       0.60
                  Illinois                23              628,475.08       0.60
                  Utah                    14              597,965.74       0.50
                  Montana                 11              426,896.34       0.40
                  Ohio                    10              346,462.63       0.30
                  Nebraska                 7              321,700.29       0.30
                  Virginia                 8              314,148.81       0.30
                  South Dakota             7              281,909.61       0.30
                  Wyoming                  7              246,727.62       0.20
                  Wisconsin                8              246,186.30       0.20
                  West Virginia            7              244,755.71       0.20
                  Indiana                  8              229,127.89       0.20
                  Iowa                     6              184,163.59       0.20
                  Idaho                    6              145,982.85       0.10
                  New Jersey               5              136,782.85       0.10
                  Delaware                 4               82,045.41       0.10
                  Vermont                  1               47,866.63       0.00
                                       ----------------------------------------
                  TOTAL:               2,306          112,762,474.75     100.00

CSFB                       CREDIT SUISSE FIRST BOSTON
--------------------------------------------------------------------------------
                            CSFB ABS TRUST 2001-MH29


                                             NUMBER   AGGREGATE PRINCIPAL
                                               OF        BALANCE AS OF
                                            CONTRACTS    CUT-OFF DATE        %

ORIGINAL BALANCE    0.01 - 10,000.00              12           88,772.60    0.10
                    10,000.01 - 20,000.00        174        2,647,379.67    2.30
                    20,000.01 - 30,000.00        398        9,883,121.79    8.80
                    30,000.01 - 40,000.00        504       17,279,784.93   15.30
                    40,000.01 - 50,000.00        337       15,115,185.74   13.40
                    50,000.01 - 60,000.00        333       18,123,226.78   16.10
                    60,000.01 - 70,000.00        188       12,132,606.03   10.80
                    70,000.01 - 80,000.00        104        7,631,712.17    6.80
                    80,000.01 - 90,000.00         63        5,325,867.14    4.70
                    90,000.01 - 100,000.00        57        5,356,983.29    4.80
                    100,000.01 - 110,000.00       26        2,715,641.72    2.40
                    110,000.01 - 120,000.00       15        1,733,785.04    1.50
                    120,000.01 - 130,000.00       14        1,742,265.41    1.50
                    130,000.01 - 140,000.00       16        2,150,044.97    1.90
                    140,000.01 - 150,000.00       18        2,591,890.88    2.30
                    150,000.01 - 160,000.00       14        2,173,785.97    1.90
                    160,000.01 - 170,000.00        8        1,323,171.53    1.20
                    170,000.01 - 180,000.00       10        1,718,864.80    1.50
                    180,000.01 - 190,000.00        5          931,100.26    0.80
                    190,000.01 - 200,000.00        2          386,573.90    0.30
                    200,000.01 - 210,000.00        3          609,222.17    0.50
                    210,000.01 - 220,000.00        2          418,680.85    0.40
                    220,000.01 - 230,000.00        2          453,592.36    0.40
                    230,000.01 - 240,000.00        1          229,214.75    0.20
                                               ---------------------------------
                    TOTAL:                     2,306      112,762,474.75  100.00

CSFB                       CREDIT SUISSE FIRST BOSTON
--------------------------------------------------------------------------------
                            CSFB ABS TRUST 2001-MH29


                                             NUMBER   AGGREGATE PRINCIPAL
                                               OF        BALANCE AS OF
                                            CONTRACTS    CUT-OFF DATE        %

CURRENT RATE        6.751 - 7.000                  2           87,328.25    0.10
                    7.001 - 7.250                  7          442,442.74    0.40
                    7.251 - 7.500                 16          920,080.40    0.80
                    7.501 - 7.750                 42        2,416,322.25    2.10
                    7.751 - 8.000                 55        2,930,618.02    2.60
                    8.001 - 8.250                 79        4,429,498.24    3.90
                    8.251 - 8.500                 93        5,252,764.57    4.70
                    8.501 - 8.750                 92        4,717,930.50    4.20
                    8.751 - 9.000                 71        3,464,957.11    3.10
                    9.001 - 9.250                105        5,588,814.49    5.00
                    9.251 - 9.500                147        7,647,762.32    6.80
                    9.501 - 9.750                141        7,331,621.21    6.50
                    9.751 - 10.000               145        6,704,989.84    5.90
                    10.001 - 10.250              127        6,651,605.29    5.90
                    10.251 - 10.500              134        7,168,195.36    6.40
                    10.501 - 10.750              123        6,427,538.41    5.70
                    10.751 - 11.000              131        6,162,157.89    5.50
                    11.001 - 11.250              115        5,753,959.01    5.10
                    11.251 - 11.500              123        6,421,602.86    5.70
                    11.501 - 11.750              118        5,372,318.05    4.80
                    11.751 - 12.000               81        3,483,568.54    3.10
                    12.001 - 12.250               69        3,097,356.30    2.70
                    12.251 - 12.500               73        2,897,625.49    2.60
                    12.501 - 12.750               64        2,283,157.53    2.00
                    12.751 - 13.000               33        1,312,687.00    1.20
                    13.001 - 13.250               33          995,305.87    0.90
                    13.251 - 13.500               22          764,257.85    0.70
                    13.501 - 13.750               23          745,421.79    0.70
                    13.751 - 14.000               13          325,405.91    0.30
                    14.001 - 14.250                9          356,629.35    0.30
                    14.251 - 14.500                4          155,413.60    0.10
                    14.501 - 14.750                5          110,267.81    0.10
                    14.751 - 15.000                4          121,954.34    0.10
                    15.251 - 15.500                4          119,576.38    0.10
                    15.501 - 15.750                2           78,745.86    0.10
                    16.001 - 16.250                1           22,594.32    0.00
                                               ---------------------------------
                    TOTAL:                     2,306      112,762,474.75  100.00

CSFB                       CREDIT SUISSE FIRST BOSTON
--------------------------------------------------------------------------------
                            CSFB ABS TRUST 2001-MH29


                                             NUMBER   AGGREGATE PRINCIPAL
                                               OF        BALANCE AS OF
                                            CONTRACTS    CUT-OFF DATE        %

ORIGINAL LTV          <= 50.000                   68        2,186,143.80    1.90
                      50.001 - 55.000             18          637,603.11    0.60
                      55.001 - 60.000             28        1,251,824.59    1.10
                      60.001 - 65.000             39        1,776,911.71    1.60
                      65.001 - 70.000             51        2,428,751.39    2.20
                      70.001 - 75.000             59        2,766,731.27    2.50
                      75.001 - 80.000            177        9,013,712.06    8.00
                      80.001 - 85.000            313       15,779,252.35   14.00
                      85.001 - 90.000            817       41,132,694.55   36.50
                      90.001 - 95.000            621       29,427,254.04   26.10
                      95.001 - 100.000           115        6,361,595.88    5.60
                                               ---------------------------------
                      TOTAL:                   2,306      112,762,474.75  100.00


STATED REMAINING TERM  1 - 60                     10          125,422.02    0.10
                       61 - 120                   94        1,799,304.51    1.60
                       121 - 180                 298        8,675,505.62    7.70
                       181 - 240                 529       21,373,007.59   19.00
                       241 - 300                 109        5,889,471.45    5.20
                       301 - 360               1,266       74,899,763.56   66.40
                                               ---------------------------------
                       TOTAL:                  2,306      112,762,474.75  100.00